UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 20, 2008

Date of Report (date of earliest event reported)

BIOFORM MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33791	39-1979642
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 South Grant Street, Suite 110

San Mateo, California 94402

(Address of principal executive offices)

(650) 286-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2008, the employment of Jeff Wells, Senior Vice President, Product Development of BioForm Medical, Inc. since June 2007, and a named executive officer of BioForm Medical, ended. BioForm Medical’s existing Vice President, Regulatory Affairs & Quality Assurance, Vice President, Clinical Affairs, and Vice President, R&D, who reported to Mr. Wells, will report to Steven Basta, CEO of BioForm Medical, to whom they reported prior to the commencement of Mr. Wells’ employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioForm Medical, Inc.

Date: June 26, 2008	By:	/s/ Derek Bertocci
Derek Bertocci Chief Financial Officer